UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212 995-8300

Date of fiscal year end:12/31

Date of reporting period: 6/30/12

Item 1.  Reports to Stockholders.

Dear Boyar Value Fund Shareholder:

A Look Back

First Quarter

As individual investors continued to withdraw money from the stock market during the first quarter of 2012 in favor of bonds, U.S. equities posted their best quarterly returns in more than a decade.

During 2011, companies that possessed great consumer franchises that threw off enormous amounts of free cash flow, and paid large dividends with the capability of increasing them multiple times during the next five years were the "belles of the ball."

During the first quarter of the current year, the leadership came full circle.  The stocks that were more speculative with lofty valuations took center stage. It was as though the fear of last summer abated and risk is once again front and center.

The Dow surged 934 points or 8.84 percent, while the S&P 500 soared 150.87 points or 12.59 percent.

We would be remiss if we did not mention the NASDAQ composite, the tech laden index advanced 18.98 percent, outdistancing both the Dow and the S&P 500 and narrowly missing its biggest point gain since 2000.

The Boyar Value Fund gained 11.98 percent. Considering our large cash position, and having no exposure to Apple (which according to Barclays was responsible for 15 percent of the S&P 500 advance during the first quarter), we did quite well. The fund owned a 4 percent position in Midas which received an $11.50 per share takeover offer.

Second Quarter

In our first quarter letter to shareholders we wrote - "We believe we are due for a market correction. After all the S&P 500 for example, has advanced almost 26 percent during the past six months. Furthermore, the gain has been slow and steady, and devoid of a material pullback. So we think that we are due for a retrenchment; the timing, however, is anybody's guess."

The S&P 500 declined 6.3 percent in May. This was the biggest monthly decline since September and was the second consecutive monthly loss following the best first quarter since 1998. The benchmark gauge has fallen four percent or more in May on 15 occasions since 1928, followed by an average June increase of 2.8 percent, according to data compiled by Bespoke. The index advanced in June 60 percent of the time following such downturn moves.

Right on cue the S&P 500 demonstrated the best June advance since 1999. A good part of the gain came on the last day of the month when the S&P jumped 2.5 percent (the most in 2012).

June's advance, however, was not enough to erase the April and May swoon. The S&P 500 dropped 2.75 percent during Q-2, while the Dow fell by 1.85 percent. The NASDAQ composite the biggest gainer in the first quarter witnessed the steepest slide losing 4.76 percent. The Russell 2000, the small cap index declined 3.47 percent. The Boyar Value Fund lost less than any of the leading stock market indices falling 0.66 percent during Q-2.

Six Months Performance

For the six months the fund advanced 11.24 percent versus 9.49 percent for the S&P 500 and 8.53 percent for the Russell 2000 Small Cap Index. We accomplished this despite having an average of more than 12.50 percent in cash, making our risk adjusted returns even more satisfactory.

2012 Six month results
Boyar Value Fund	11.24%
DJIA	6.83%
Russell 2000	8.53%
S&P 500 Total	9.49%
NASDAQ Comp.	13.32%

(1/1/2012 to 6/30/2012)

Competitive Returns

Average Annual Returns

				5/5/98*
				To
(As of 6/30/2012)	1 Year	5 Year	10 Year	6/30/2012
Boyar Value Fund
At NAV	7.65%	-1.46%	3.78%	4.67%
Inclusive of sales charges**	2.30%	-2.47%	3.25%	4.29%
After taxes on distribution**	2.01%	-2.77%	2.83%	3.90%
After taxes on distribution and sale of shares**	1.80%	-2.11%	2.69%	3.62%
S&P 500 Index	5.45%	0.22%	5.33%	3.27%

* Inception.
** Calculated using maximum sales charges of 5.00%.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed.  Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distribution.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Dow Jones Industrial Average (“Dow Jones” or ”DJIA”) is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index (“NASDAQ”) is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign common stocks and American Depositary Receipts.

The Russell 2000 Index (“Russell 2000”) measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular investment.  Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making.  An investment cannot be made directly in an index.  Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2012 was 3.00%.  The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.77% for the same period.

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception.  The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%.  The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of June 30, 2012)

(as a percentage of total net assets)

(Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes ar e potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending June 30, 2012
	1 Year	5 Year	10 Year	5/5/98* to 6/30/12
No load pre-tax returns	7.65%	-1.46%	3.78%	4.67%
No load after-tax returns	7.35%	-1.77%	3.36%	4.28%
*Inception.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

A Look Ahead

In our last quarterly letter we enumerated some of our fears. Unfortunately, they have not abated, and in many instances have intensified. The European debt problem has gotten better, but it remains a real impediment. The Chinese economy and housing market has deteriorated further. We are rapidly coming to year end and the Bush tax cuts are ready to expire. Without an extension this could conceivably push the U.S. back into recession. Adding fuel to the fire, it appears that the U.S. economy is beginning to decelerate.  Job creation is anemic, and it looks as if the unemployment rate is stuck at 8%, and that figure does not include individuals who have stopped looking for work.

On the bright side, the U.S. housing market is showing signs of improvement.  In certain parts of the country it is cheaper to own a house than to rent one. Homes have not been this affordable in many years. This is completely contra to what confronted us in 2006 and 2007 when we warned of an inevitable collapse in U.S. housing prices.

Furthermore, the common shares of many large U.S companies   are relatively inexpensive particularly compared to bonds, regardless of duration. In addition, one can argue that on an absolute basis they have not been this cheap in decades.

The next great bubble.....U.S. Bonds.

Investors have piled into the presumed safety of bonds for more than two decades. The move started gradually, but has intensified during the past couple of years. During the past five years alone, more than a trillion dollars has found its way into the bond market.

In the beginning investing in fixed instrument securities made some sense, since interest rates were relatively high, and investors could secure a moderate return without significant risk. However, with the precipitous decline in rates the paltry current return investors are presently accepting commensurate with the risk they are incurring is absurd.

On the other hand, individual investors have been fleeing the stock market in droves. During the past five years alone more than $300 billion has been yanked from equity mutual funds. They are fearful of losing any more capital, and who can blame them? During the past decade they witnessed three bubbles. First came the Internet collapse, followed by a real estate meltdown and a financial catastrophe of epoch proportion.

Unfortunately investors do not realize they may be taking more risk by keeping their money in bonds rather than stocks. Furthermore, the longer the maturity of the bond the greater the potential loss of capital.....   Financial manias tend to last much longer than one believes they can. The duration, and magnitude of loss is hard to predict....But my bet is this bubble will burst just like all the others.

Even if I am wrong and the bond market does not collapse, an investor who holds a thirty year treasury until maturity will see his purchasing power dramatically erode. The current after tax return is less than the present inflation rate.

If I am correct and the bond bubble bursts and the thirty year Treasury with a current coupon of 2.37% returns to the levels that it sold for just 10 years ago or 5.8%, within 5 years, an investor could lose more than 40 % of their capital. If you include the 2.37% interest per year one would receive during that time frame the loss would be about 29%. It is conceivable it could even be worse since the average yield on a 30 year Treasury during the past 25 years is 7.5%.

What Makes a Successful Investor?

▪

Patience… Remember the tortoise not the hare wins the race. Investing is a marathon not a sprint.

▪

Courage of your conviction…stay the course...don't panic and sell when the market is in a free fall... Market corrections are an integral part of the investment process. It allows you to add to existing positions at lower prices and add new positions at bargain basement prices.

▪

Don't invest in fads or gimmicks.

▪

Make sure you have a margin of safety. You can buy the best company in the world, but if you don't purchase it a bargain price you will not make an acceptable rate of return on your investment.

▪

It is time in the market, not market timing that counts.

▪

Stick to a specific investment style. The investor who constantly chases the hottest investment method in hopes of achieving superior short term performance, more often than not is left holding the proverbial empty bag.

Best regards,

Mark A. Boyar

Chief Investment Officer

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
June 30, 2012 (Unaudited)
	Shares		Value
		COMMON STOCK - 87.7%
		APPAREL - 1.3%
	7,000	Hanesbrands, Inc. *	$ 194,110

		BANKS - 3.3%
	23,595	Bank of America Corp.	193,007
	12,707	Bank of New York Mellon Corp. (The)	278,919
			471,926
		COMMERCIAL SERVICES - 1.5%
	13,000	Western Union Co. (The)	218,920

		COMPUTERS - 0.3%
	4,000	Dell, Inc. *	50,080

		DIVERSIFIED FINANCIAL SERVICES - 6.6%
	8,500	Ameriprise Financial, Inc.	444,210
	4,430	Citigroup, Inc.	121,426
	10,750	JPMorgan Chase & Co.	384,097
			949,733
		ENTERTAINMENT - 1.7%
	6,016	Madison Square Garden Co., Class A *	225,239
	500	Marriot Vacations Worldwide Corp. *	15,490
			240,729
		FOOD & BEVERAGE - 8.2%
	5,000	Campbell Soup Co.	166,900
	6,000	HJ Heinz Co.	326,280
	9,000	Kraft Foods, Inc., Class A	347,580
	4,500	Molson Coors Brewing Co., Class B	187,245
	5,000	Sysco Corp.	149,050
			1,177,055
		HOME FURNISHINGS - 0.5%
	1,250	Whirlpool Corp.	76,450

See accompanying notes to financial statements.
BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012 (Unaudited)
	Shares		Value
		HOUSEHOLD PRODUCTS/WARES - 3.1%
	5,000	Clorox Co.	$ 362,300
	2,200	Scotts Miracle-Gro Co. (The)	90,464
			452,764
		INSURANCE - 4.7%
	10,586	Travelers Cos., Inc. (The)	675,810

		INTERNET - 4.6%
	13,621	AOL, Inc. *	382,478
	11,600	Reis, Inc. *	111,418
	11,000	Yahoo!, Inc. *	174,130
			668,026
		LEISURE TIME - 3.1%
	7,500	Carnival Corp.	257,025
	10,000	Interval Leisure Group, Inc. *	190,100
			447,125
		LODGING - 2.1%
	5,008	Marriott International, Inc., Class A	196,314
	9,500	MGM Resorts International *	106,020
			302,334
		MEDIA - 19.1%
	3,641	AMC Networks, Inc., Class A *	129,438
	14,564	Cablevision Systems Corp., Class A	193,556
	11,176	CBS Corp., Class B	366,349
	20,250	Comcast Corp., Special Class A	635,850
	12,000	Meredith Corp.	383,280
	15,333	Time Warner, Inc.	590,320
	9,500	Walt Disney Co. (The)	460,750
			2,759,543
		MISCELLANEOUS MANUFACTURER - 1.9%
	13,000	General Electric Co.	270,920

		PHARMACEUTICALS - 7.5%
	9,000	Bristol-Myers Squibb Co.	323,550
	2,500	Johnson & Johnson	168,900
	25,500	Pfizer, Inc.	586,500
			1,078,950
See accompanying notes to financial statements.
BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012 (Unaudited)
	Shares		Value
		RETAIL - 9.4%
	5,000	CVS Caremark Corp.	$ 233,650
	11,000	Home Depot, Inc.	582,890
	17,000	Saks, Inc. *	181,050
	3,700	Syms Corp. *	24,457
	70,000	Wendy's Co. (The)	330,400
			1,352,447
		SEMICONDUCTORS - 1.5%
	8,000	Intel Corp.	213,200

		SOFTWARE - 3.4%
	16,000	Microsoft Corp.	489,440

		TELECOMMUNICATIONS - 1.2%
	10,000	Cisco Systems, Inc.	171,700

		TRANSPORTATION - 2.7%
	5,000	United Parcel Service, Inc., Class B	393,800

		TOTAL COMMON STOCK (Cost - $10,493,024)	12,655,062

		SHORT-TERM INVESTMENTS - 12.5%
	985,272	Dreyfus Institutional Reserves Money Fund, 0.00% **	985,272
	821,497	Milestone Treasury Obligations Portfolio - Institutional Class, 0.00% **	821,497
		TOTAL SHORT-TERM INVESTMENTS (Cost - $1,806,769)	1,806,769

		TOTAL INVESTMENTS - 100.2% (Cost - $12,299,793) (a)	$ 14,461,831
		LIABILITIES LESS OTHER ASSETS - (0.2) %	(22,937)
		NET ASSETS - 100.0%	$ 14,438,894

(a)

Represents cost for financial reporting purposes.   Aggregate cost for federal income tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 3,082,170
		Unrealized depreciation:	(920,132)
		Net unrealized appreciation:	$ 2,162,038

*	Non-income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2012.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

ASSETS
Investment securities, at cost	$ 12,299,793
Investment securities, at value	$ 14,461,831
Dividends and interest receivable	12,325
Due from Manager	3,849
Receivable for Fund shares sold	150
Prepaid expenses and other assets	18,878
TOTAL ASSETS	14,497,033

LIABILITIES
Distribution fees (12b-1) payable	9,717
Fees payable to other affiliates	13,930
Accrued expenses and other liabilities	34,492
TOTAL LIABILITIES	58,139
NET ASSETS	$ 14,438,894

Net Assets Consist Of:
Paid in capital	$ 13,238,233
Undistributed net investment income	17,200
Accumulated net realized loss from security transactions	(978,577)
Net unrealized appreciation of investments	2,162,038
NET ASSETS	$ 14,438,894

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	965,693

Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$ 14.95

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 15.74

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$ 140,427
Interest	23
TOTAL INVESTMENT INCOME	140,450

EXPENSES
Investment advisory fees	35,202
Management fees	35,202
Administrative services fees	22,811
Professional fees	19,387
Transfer agent fees	18,353
Distribution (12b-1) fees	17,601
Registration fees	12,502
Accounting services fees	11,828
Directors' fees and expenses	7,088
Insurance expense	6,313
Compliance officer fees	5,795
Printing and postage expenses	4,464
Custodian fees	1,490
Other expenses	8,677
TOTAL EXPENSES	206,713

Fees waived by the Advisor	(35,202)
Fees waived and reimbursed by the Manager	(48,261)
NET EXPENSES	123,250
NET INVESTMENT INCOME	17,200

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	27,761
Net change in unrealized appreciation of investments	1,433,447
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,461,208

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,478,408

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	June 30, 2012	December 31,
	(Unaudited)	2011
FROM OPERATIONS
Net investment income	$ 17,200	$ 86
Net realized gain (loss) from security transactions	27,761	(354,299)
Net change in unrealized appreciation on investments	1,433,447	387,584
Net increase in net assets resulting from operations	1,478,408	33,371

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	-	(220,932)
From paid in capital	-	(20,225)
Net decrease in net assets from distributions to shareholders	-	(241,157)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	128,210	66,602
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	140,600
Payments for shares redeemed	(540,316)	(1,011,694)
Net decrease in net assets from capital share transactions	(412,106)	(804,492)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,066,302	(1,012,278)

NET ASSETS
Beginning of period	13,372,592	14,384,870
End of period *	$ 14,438,894	$ 13,372,592
* Includes undistributed net investment income of:	$ 17,200	$ -

CAPITAL SHARE ACTIVITY
Shares Sold	9,010	4,835
Shares Reinvested	-	10,840
Shares Redeemed	(38,093)	(72,981)
Net decrease in shares outstanding	(29,083)	(57,306)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period

	Six Months		Year		Year	Year		Year		Year
	Ended		Ended		Ended	Ended		Ended		Ended
	June 30, 2012		December 31,		December 31,	December 31,		December 31,		December 31,
	(Unaudited)		2011		2010	2009		2008		2007
Net Asset Value, Beginning of Period	$ 13.44		$ 13.67		$ 11.58	$ 9.16		$ 15.22		$ 17.14

Activity from investment operations:
Net investment income (loss)	0.02		-	(3)	(0.04)	0.02		0.13		0.13
Net realized and unrealized
gain (loss) on investments	1.49		0.01		2.10	2.42		(6.06)		(0.92)
Total from investment operations	1.51		0.01		2.06	2.44		(5.93)		(0.79)

Paid-in-Capital from Redemption Fees	-		-		0.03	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	-		-		-	(0.02)		(0.13)		(0.14)
Net realized gains	-		(0.22)		-	-		-		(0.99)
Paid in capital	-		(0.02)		-	-		-		-
Total distributions	-		(0.24)		-	(0.02)		(0.13)		(1.13)

Net Asset Value, End of Period	$ 14.95		$ 13.44		$ 13.67	$ 11.58		$ 9.16		$ 15.22

Total Return (1)	11.24%	(5)	0.17%		18.05%	26.61%		(38.95)%		(4.70)%

Net Assets, At End of Period	$14,438,894		$13,372,592		$14,384,870	$14,970,245		$13,542,394		$31,376,015

Ratio of gross expenses to average
net assets (2)	2.94%	(4)	2.98%		2.91%	2.94%		2.41%		1.95%
Ratio of net expenses to average
net assets	1.75%	(4)	1.75%		1.75%	1.75%		1.75%		1.75%
Ratio of net investment income (loss)
to average net assets	0.24%	(4)	0.00%	(6)	(0.26)%	0.13%		0.77%		0.72%

Portfolio Turnover Rate	4%	(5)	11%		20%	17%		10%		6%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.
(3)	Amount represents less than $0.01.
(4)	Annualized for periods less than one year.
(5) Not annualized.
(6)	Amount represents less than 0.01%.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 (Unaudited)

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s Investment Advisor to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at current market value at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the last quoted bid.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012 (Unaudited)

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of June 30, 2012 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 12,655,062	$ -	$ -	$ 12,655,062
Short-Term Investments	1,806,769	-	-	1,806,769
Total	$ 14,461,831	$ -	$ -	$ 14,461,831

The Fund did not hold any Level 3 securities during the period.  There were no transfers into or out of Level 1 and Level 2 during the period.  It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for security classifications.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012 (Unaudited)

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends and distributions paid to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012 (Unaudited)

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $446,409 and $1,076,437, respectively.

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund.  Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”).  Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  Certain directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012 (Unaudited)

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until at least April 30, 2013, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager.  To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets.  If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended.  The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement).  This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement.  This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012 (Unaudited)

As of December 31, 2011, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $165,604

December 31, 2012

  $169,505

December 31, 2013

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2012, the Distributor received $2,955 from front-end sales charges, of which $300 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the six months ended June 30, 2012 was $971.  The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012 (Unaudited)

Trustees

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended.   Expenses incurred in connection with attendance at board meetings may be reimbursed.   No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director.  None of the executive officers receive any compensation from the Fund.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the six months ended June 30, 2012, the Fund did not assess any redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$ 31,625	$ -
Long-Term Capital Gain	189,307	-
Return of Capital	20,225	-
	$ 241,157	$ -

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post	Capital &	Unrealized	Total
Ordinary	Long-Term	October & Other	Loss	Appreciation/	Accumulated
Income	Gains	Losses	Carry Forward	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (999,753)	$ -	$ 722,006	$ (277,747)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $999,753.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012 (Unaudited)

Permanent book and tax differences primarily attributable to net operating losses and partnership adjustments resulted in reclassification for the period ended December 31, 2011 as follows: a decrease in undistributed net investment income of $86 and a decrease in accumulated net realized loss from security transactions of $86.

7.

NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolio is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

June 30, 2012 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12 – 6/30/12	Expense Ratio During Period ** 1/1/12 – 6/30/12
Actual	$1,000.00	$1,112.40	$9.19	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.77	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [182] divided by the number of days in the fiscal year [366].

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION

June 30, 2012 (Unaudited)

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

At a Board meeting held on November 8, 2011, the Fund’s Board of Directors, including a majority of the Fund’s disinterested Directors, approved the continuation of the Fund’s Investment Advisory Agreement with the Adviser and the Management Agreement with the Manager. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements.  Fund counsel noted in selecting the Adviser and the Manager and approving the continuance of the Agreements, the Independent Directors were informed that they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement.  These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of funds consisting of the Fund and both other large-cap value funds (“Performance Universe”), as classified by Morningstar, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares;  and (v) the overall nature, quality and extent of services provided by the Adviser and the Manager.

As part of the review of the continuance of the Investment Advisory Agreement and the Management Agreement, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements.  In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees, 12b-1 fees, and other non-management fees, to those incurred by the Performance Universe; (ii) the Fund’s average expense ratio to those of its Performance Universe (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universes and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s and their respective affiliates’ profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale.  In support of its review of the statistical information, the Board was provided with a description of the methodology used to determine the Performance Universes to prepare its information.

The Board considered several matters  in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale.  However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered.   The Independent Directors also met in executive session to deliberate in their considerations of the Agreements.

Investment Performance.  The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universes and the Fund’s benchmark index.  The Board noted that the Fund outperformed the average performance of the large-cap value performance universe for the one-year, three-year, five-year and ten-year periods ended September 30, 2011.  The Independent Directors expressed their desire that the Adviser continue to manage the Fund using the same value style that he has consistently applied during his career as described in the Fund’s prospectus.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2012 (Unaudited)

Personnel and Methods.  The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy.  The Independent Directors also engaged in discussions with the Adviser and staff who are responsible for assisting in the overall functioning of the Adviser, and Ladenburg and members of its staff who are responsible for the overall functioning of the Manager.  Based on this review, the Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources (in conjunction with those of its affiliates that it relies upon)were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement.  The Board noted the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel.

Fees and Expenses.  The Board considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universe averages.  The Board noted that the Fund has a higher overall combined management fee and advisory fee rate and a higher gross expense ratio (before giving effect to the fee waiver and expense reimbursement) than the universe’s averages, but the combined fee rate and gross expense ratio (after giving effect to the fee waiver and expense reimbursement) were lower than the universe’s averages.  The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving affect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s distributor have since the Fund’s inception voluntarily agreed to waive their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets.  The Board understood that, after giving affect to the fee waiver, the Adviser and the Manager were able to receive a portion of their respective advisory/management fees from the Fund for a portion of the 2011 calendar year but the Fund’s advisory/management fees and Rule 12b-1 fee are currently being waived and the Fund is currently being reimbursed for its expenses in order to maintain that expense ratio.  Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services; Profitability.  The Board considered the nature, quality, cost and extent of other services provided by the Adviser, the Manager and Ladenburg Thalmann & Co. as the Fund’s principal underwriter.  At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs.  Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager were satisfactory, reliable and beneficial to the Fund’s shareholders.  The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current reimbursement being made in order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the Manager are making a profit under the Agreements.

Other Benefits.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale.  The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2012 (Unaudited)

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates.  In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universe, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. The Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund.

Conclusion.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that:  (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

Rev. June 2011

PRIVACY NOTICE
FACTS		WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

 The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-402-493-4603

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent  twelve  month  period  ended  June  30  as  well  as  a  description  of  the  policies  and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

520 Madison Avenue, 9th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd. Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

 Jonathan Boyar

/s/ Jonathan Boyar, President

Date

8/31/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Jonathan Boyar

/s/ Jonathan Boyar, President

Date

8/31/12

By (Signature and Title)

*

Dawn Borelli

/s/ Dawn Borelli, Treasurer

Date

8/31/12

* Print the name and title of each signing officer under his or her signature.